EXHIBIT 10.1

FIRST AMENDMENT TO CREDIT AGREEMENT

This FIRST AMENDMENT TO CREDIT AGREEMENT (the “Amendment”) is dated effective as of the 4th day of March, 2015, by and between INTEGRATED ENERGY SOLUTIONS, INC., a Nevada corporation (the “Borrower”), PATTEN ENERGY ENTERPRISES, INC., a California corporation, AP LUBES, INC., a Delaware corporation, and ATLANTIC-PACIFIC, LLC, an Indiana limited liability company (together, jointly and severally, the “Guarantors” and together with the Borrower, hereinafter collectively referred to as “Credit Parties”), and TCA GLOBAL CREDIT MASTER FUND, LP (“Lender”).

RECITALS

WHEREAS, the Credit Parties and the Lender executed that certain Credit Agreement dated as of September 30, 2014, but made effective as of December 10, 2014 (as amended, supplemented, renewed, extended or modified from time to time, the “Credit Agreement”); and

WHEREAS, pursuant to the Credit Agreement, the Borrower executed and delivered to Lender that certain Revolving Note dated as of September 30, 2014, but made effective as of December 10, 2014, evidencing a Revolving Loan under the Credit Agreement in the amount of Eight Hundred Thousand Dollars ($800,000) (the “Revolving Note”); and

WHEREAS, in connection with the Credit Agreement and the Revolving Note, the Credit Parties executed and delivered to the Lender various ancillary documents referred to in the Credit Agreement as the Loan Documents; and

WHEREAS, the Credit Parties’ obligations, respectively and as applicable, under the Credit Agreement and the Revolving Note are secured by the following, all of which are included within the Loan Documents: (i) the Security Agreements; (ii) the Guarantee Agreements; (iii) the Pledge Agreements; (iv) the Validity Certificate; and (v) UCC-1 Financing Statements naming the Credit Parties, as debtors, and Lender, as secured party (collectively, the “UCC-1s”), among other Loan Documents; and

WHEREAS, the Lender has declared there to be an existing default of the Credit Parties’ obligations under the Credit Agreement and the other Loan Documents (together with any and all defaults and Events of Default which currently exist, the “Existing Default”); and

WHEREAS, as a condition for Lender to waive the Existing Default, Lender requires, and Credit Parties are amenable, to paying certain sums to Lender and entering into certain additional agreements, all as more specifically set forth in this Amendment;

NOW, THEREFORE, in consideration of the premises and the mutual covenants of the parties hereinafter expressed and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, each intending to be legally bound, agree as follows:

1.Recitals.  The recitations set forth in the preamble of this Amendment are true and correct and incorporated herein by this reference.

2.Capitalized Terms.  All capitalized terms used in this Amendment shall have the same meaning ascribed to them in the Credit Agreement, except as otherwise specifically set forth herein.  In addition, the definitional and interpretation provisions of Sections 1.2, 1.3 and 1.4 of the Credit Agreement shall be deemed to apply to all terms and provisions of this Amendment, unless the express context otherwise requires.

3.Conflicts.  In the event of any conflict or ambiguity by and between the terms and provisions of this Amendment and the terms and provisions of the Credit Agreement, the terms and provisions of this Amendment shall control, but only to the extent of any such conflict or ambiguity.

4.Waiver of Existing Default.  Upon Credit Parties’ execution of this Amendment, the Affirmation of Guaranties, the board of director resolutions of the Credit Parties, and payment by the Credit Parties of all sums and other fees required to be paid pursuant to Section 5, Section 17(a), and Section 18(c) hereunder, the Existing Default shall be deemed waived by Lender, subject to the terms of this Amendment; provided, however, this waiver shall only apply to the Existing Default, and this Amendment shall not be deemed or construed in any manner as a waiver by Lender of any future defaults, “Events of Default,” (as such term may be used or defined in any of the Loan Documents), breaches or misrepresentations by the Borrower under any Loan Documents, or any of Lender’s rights or remedies in connection therewith, which may occur or arise after the date hereof (a “Future Default”).

5.Consideration.  In consideration for Lender’s waiver of the Existing Default and extension of the Revolving Loan Maturity Date as hereby provided, the Borrower hereby agrees to pay to Lender the sum of Thirty-Five Thousand Dollars ($35,000.00) (the “Amendment Fee”), which sum is and shall be deemed an Obligation of the Credit Parties, respectively and as applicable, under the Credit Agreement and the Revolving Note, secured by the Security Agreements, the Guarantee Agreements, the Pledge Agreement, Validity Certificate, UCC-1s and all other Loan Documents, and which sum shall be due and payable in accordance with the terms of the Credit Agreement and the Revolving Note.

6.

Representations and Warranties.  The Credit Parties hereby confirm and affirm that all representations and warranties made by the Credit Parties under the Credit Agreement and all other Loan Documents (specifically including under Section 7 of the Credit Agreement) are true, correct and complete as of the date of the Credit Agreement, and hereby confirm and affirm that all such representations and warranties remain true, correct and complete as of the date of this Amendment, and by this reference, the Credit Parties do hereby re-make each and every one of such representations and warranties herein as of the date of this Amendment, as if each and every one of such representations and warranties was set forth and re-made in its entirety in this Amendment by the Credit Parties, as same may be qualified by revised disclosure schedules attached to this Amendment, if any (if no revised disclosures are attached to this Amendment, then no such revised disclosure schedules shall be deemed to exist or to qualify any of the representations and warranties hereby re-made).

7.

Affirmation.  The Credit Parties hereby affirm all of their Obligations to the Lender under all of the Loan Documents and agree and affirm as follows: (i) that as of the date hereof, except with respect to the Existing Default, the Credit Parties have performed, satisfied and complied in all respects with all the covenants, agreements and conditions under each of the Loan Documents to be performed, satisfied or complied with by the Credit Parties; (ii) that the Credit Parties shall continue to perform each and every covenant, agreement and condition set forth in each of the Loan Documents and this Amendment, and continue to be bound by each and all of the terms and provisions thereof and hereof; (iii) that as of the date hereof, except with respect to the Existing Default, no default or Event of Default has occurred or is continuing under the Credit Agreement or any other Loan Documents, and no event has occurred that, with the passage of time, the giving of notice, or both, would constitute a default or an

Event of Default under the Credit Agreement or any other Loan Documents; and (iv) that as of the date hereof, except with respect to the Existing Default, no event, fact, or other set of circumstances has occurred which could reasonably be expected to have, cause, or result in a Material Adverse Effect.

8.

Ratification.  The Credit Parties hereby acknowledge, represent, warrant and confirm to Lender that: (i) each of the Loan Documents executed by the Credit Parties are valid and binding obligations of the Credit Parties, enforceable against the Credit Parties in accordance with their respective terms; (ii) the Revolving Note, and all other Obligations of the Credit Parties, respectively and as applicable, under the Revolving Note, the Credit Agreement, all other Loan Documents and this Amendment, including the Amendment Fee, shall be and continue to be and remain secured by and under the Loan Documents, including the Security Agreements, the Guarantee Agreements, the Pledge Agreement, the Validity Certificate, and the UCC-1s; (iii) there are no defenses, setoffs, counterclaims, cross-actions or equities in favor of the Credit Parties, to or against the enforcement of any of the Loan Documents, and to the extent the Credit Parties have any defenses, setoffs, counterclaims, cross-actions or equities against Lender and/or against the enforceability of any of the Loan Documents, the Credit Parties acknowledge and agree that same are hereby fully and unconditionally waived by the Credit Parties; and (iv) no oral representations, statements, or inducements have been made by Lender, or any agent or representative of Lender, with respect to the Credit Agreement, this Amendment or any other Loan Documents.

9.

Additional Confirmations.  The Credit Parties hereby represent, warrant and covenant as follows: (i) that the Lender’s Liens and security interests in all of the “Collateral” (as such term is defined in the Security Agreements), are and remain valid, perfected, first-priority Liens and security interests in such Collateral, and the Credit Parties have not granted any other Liens or security interests of any nature or kind in favor of any other Person affecting any of such Collateral, except for Permitted Liens.

10.

Lender’s Conduct.  As of the date of this Amendment, the Credit Parties hereby acknowledge and admit that: (i) the Lender has acted in good faith and has fulfilled and fully performed all of its obligations under or in connection with the Credit Agreement or any other Loan Documents; and (ii) that there are no other promises, obligations, understandings or agreements with respect to the Credit Agreement or the Loan Documents, except as expressly set forth herein, or in the Credit Agreement and other Loan Documents.

11.

Redefined Terms.  The term “Loan Documents,” as defined in the Credit Agreement and as used in this Amendment, shall be deemed to refer to and include this Amendment and all other documents or instruments executed in connection with this Amendment.

12.

Representations and Warranties of the Credit Parties.  The Credit Parties hereby make the following representations and warranties to the Lender:

(a)

Authority and Approval of Agreement; Binding Effect.  The execution and delivery by the Credit Parties of this Amendment, and all other documents executed and delivered in connection herewith, and the performance by Credit Parties of all of their Obligations hereunder and thereunder, have been duly and validly authorized and approved by the Credit Parties and their respective boards of directors, managers, members, or other approval and authorization requirements of the governing documents of each of the Credit Parties, pursuant to all applicable laws, and no other corporate or company action or consent on the part of the Credit Parties, their boards of directors, members, managers, stockholders or any other Person is necessary or required by the Credit Parties to execute this Amendment, and the documents executed and delivered in connection herewith, to consummate the transactions contemplated herein and therein, or perform all of the Credit Parties’ Obligations hereunder and thereunder.  This Amendment, and each of the documents executed and delivered in connection herewith, have been duly and validly executed by the Credit Parties (and the officer, member, or manager executing this Amendment and all such other documents for each Borrower is duly authorized to act and execute same on behalf of each Credit Party) and constitute the valid and legally binding agreements of the Credit Parties, enforceable against the Credit Parties in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies.

13.

Indemnification.  The Credit Parties, jointly and severally, hereby indemnify and hold the Lender Indemnitees, and their respective successors and assigns, and each of them, harmless from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, proceedings, suits, claims, costs, expenses and distributions of any kind or nature payable by any of the Lender Indemnitees to any Person, including reasonable attorneys’ and paralegals’ fees and expenses, court costs, settlement amounts, costs of investigation and interest thereon from the time such amounts are due at the highest non-usurious rate of interest permitted by applicable law, through all negotiations, mediations, arbitrations, trial and appellate levels, as a result of, or arising out of, or relating to any matters relating to this Amendment, including the assertion of a claim or ruling by a Governmental Authority that documentary stamp tax, intangible tax or any penalties or interest associated therewith must be paid by reason of the execution and delivery of this Amendment or the other Loan Documents.  The foregoing indemnification obligations shall survive the termination of the Credit Agreement or any of the Loan Documents and repayment of the Obligations.

14.

Release.  As a material inducement for Lender to enter into this Amendment, the Credit Parties do hereby release, waive, discharge, covenant not to sue, acquit, satisfy and forever discharges each of the Lender Indemnitees and their respective successors and assigns, from any and all liabilities, obligations, losses, damages, penalties, actions, judgments, Proceedings, suits, claims, costs, expenses and distributions of any kind or nature whatsoever in law or in equity which Credit Parties ever had, now have, or which any successor or assign of Credit Parties hereafter can, shall or may have against any of the Lender Indemnitees, for, upon or by reason of any matter, cause or thing whatsoever related to the Credit Agreement, this Amendment or any other Loan Documents, through the date hereof.  The Credit Parties further expressly agree that the foregoing release and waiver agreement is intended to be as broad and inclusive as permitted by the laws governing the Credit Agreement. In addition to, and without limiting the generality of the foregoing, the Credit Parties further covenant with and warrant unto the Lender and each of the other Lender Indemnitees, that as of the date hereof, there exists no claims, counterclaims, defenses, objections, offsets or other claims against Lender or any other Lender Indemnitee, or the obligation of the Credit Parties to comply with the terms and provisions of the Credit Agreement, this Amendment and all other Loan Documents.  The foregoing release shall survive the termination of the Credit Agreement or any of the Loan Documents and repayment of the Obligations.

15.

Effect on Agreement and Loan Documents.  Except as expressly amended by this Amendment, all of the terms and provisions of the Credit Agreement and the Loan Documents shall remain and continue in full force and effect after the execution of this Amendment, are hereby ratified and confirmed, and incorporated herein by this reference.

16.

Execution.  This Amendment may be executed in one or more counterparts, all of which taken together shall be deemed and considered one and the same Amendment.  In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format file or other similar format file, such signature shall be deemed an original for all purposes and shall create a valid and binding obligation of the party executing same with the same force and effect as if such facsimile or “.pdf” signature page was an original thereof.

17.

Fees and Expenses.

(a)

Document Review and Legal Fees; Due Diligence.  The Credit Parties agree to pay to the Lender or its counsel a legal fee equal to Three Thousand Five Hundred and No/100 Dollars ($3,500.00) for the preparation, negotiation and execution of this Amendment and all other documents in connection herewith, together with costs of $500.00 associated with this transaction, all of which shall be due and payable by the Credit Parties upon execution of this Amendment.  If elected by Lender, such fees can be swept from the Lock Box Account directly to Lender’s counsel in payment of these fees, or if not so elected by Lender, then Credit Parties shall be liable and obligated to pay these fees to Lender, or Lender’s counsel, simultaneously with the execution of this Amendment by Credit Parties.

18.

Additional Agreements.

(a)

Temporary Reduction of the Sweep Period Withheld Amount. Subject to compliance by Credit Parties with all of their obligations under this Amendment, specifically including payment by the Credit Parties of all sums and other fees required to be paid pursuant to Section 5, Section 17(a), and Section 18(c) hereof, and provided no Future Default occurs under the Credit Agreement or any other Loan Documents, and provided no event occurs that, with the passage of time, or the giving of notice, or both, would constitute a Future Default under the Credit Agreement or any other Loan Documents, then Lender hereby agrees that, for the time period between March 1, 2015 and April 30, 2015, the percentage of Receipts withheld and applied by Lender to the Reserve Amount under Section 2.1(e)(i)(4)(ii)(5) of the Credit Agreement, shall be temporarily reduced to ten percent (10%). This temporary reduction shall automatically terminate on April 30, 2015, and commencing on May 1, 2015, the percentage shall automatically be restored and revert back to twenty percent (20%).  The parties agree that the Payment Date, as such term is defined in the Credit Agreement, shall be two times a week on Tuesdays and Thursdays, or as otherwise to be agreed upon by the Lender and the Borrower from time to time.

(b)

Revolving Loan Maturity Date.

The Credit Parties and the Lender agree that the Revolving Loan Maturity Date, as same is defined in the Credit Agreement and the Revolving Note, is hereby amended to mean the earlier of: (i) September 10, 2015, unless such date shall be extended pursuant to the Credit Agreement or by Lender pursuant to any modification, extension, or renewal note executed by Borrower, consented and agreed to by each Guarantor, and accepted by Lender it its sole and absolute discretion; (ii) upon prepayment of the Revolving Note and all other Obligations; or (iii) the occurrence of an Event of Default and acceleration of all of the outstanding Obligations pursuant to the Credit Agreement.

(c)

Payment of Past Due Interest.  Simultaneously with the execution of this Amendment by the Credit Parties, the Borrower shall pay and remit to the Lock Box Account, by wire transfer of Dollars, the amount of accrued and unpaid interest due under the Credit Agreement and the

Revolving Note through and including the date such payment and remittance is made, which amount is $34,700 as of March 4, 2015.

(d)

Reconfirmation of Lock Box Deposits.  Credit Parties hereby re-confirm their obligation to insure that all Receipts, and all other checks, drafts, instruments and other items of payment or proceeds of Collateral at any time received, due, owing, payable, or paid to Credit Parties from a Customer, through any Payment Processing Companies, any other Person, or otherwise, shall be deposited directly into the Lock Box Account (except as otherwise expressly provided in the Credit Agreement), and in that regard, Credit Parties hereby re-confirm that each of them has, prior to the date hereof, affirmatively directed and instructed all of its Customers and Payment Processing Companies to make and re-direct all payments and remittances otherwise due to the Credit Parties directly to the Lock Box Account (except as otherwise expressly provided in the Credit Agreement).  To the extent Credit Parties at any time receive any Receipts or other checks, drafts, instruments and other items of payment or proceeds of Collateral to any of its accounts (and not the Lock Box Account), then Credit Parties shall notify Lender of the receipt of such Receipts or other sums within twenty-four (24) hours of receipt of same, and immediately upon receipt thereof, remit or endorse same to Lender into the Lock Box Account; provided, however, that any such re-direction shall not diminish or abrogate Credit Parties’ obligation to direct, instruct and require all Customers, Payment Processing Companies and other Persons to make all payments and remittances otherwise due to the Credit Parties directly to the Lock Box Account.

[Signatures on the following page]

IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the day and year first above written.

BORROWER:

INTEGRATED ENERGY SOLUTIONS, INC.,

a Nevada corporation

By:

/s/ Ernest B. Remo____________________

Name:

Ernest B. Remo

Title:

Chief Executive Officer

STATE OF ____________

)

  SS.

COUNTY OF ____________

)

The foregoing instrument was acknowledged before me this ___ day of ___________, 2015 by _________________, who is the _________________ of Integrated Energy Solutions, Inc., on behalf of such entity.  He/She is personally known to me or has produced __________________________ as identification.

My Commission Expires:

__________________________________

Notary Public

_________________________________________

Name of Notary typed or printed

[Signature Page for First Amendment to Credit Agreement]

GUARANTORS:

PATTEN ENERGY ENTERPRISES, INC., a

California corporation

By:

/s/ Ezekiel Patten____________________

Name:

Ezekiel Patten

Title:

President

STATE OF ____________

)

  SS.

COUNTY OF ____________

)

The foregoing instrument was acknowledged before me this ___ day of ___________, 2015 by _________________, who is the _________________ of Patten Energy Enterprises, Inc., on behalf of such entity.  He/She is personally known to me or has produced __________________________ as identification.

My Commission Expires:

__________________________________

Notary Public

_________________________________________

Name of Notary typed or printed

[Signature Page for First Amendment to Credit Agreement]

AP LUBES, INC., a Delaware corporation

By:

/s/ Robert Rosinski____________________

Name:

Robert Rosinski

Title:

President

STATE OF ____________

)

  SS.

COUNTY OF ____________

)

The foregoing instrument was acknowledged before me this ___ day of ___________, 2015 by _________________, who is the _________________ of AP Lubes, Inc., on behalf of such entity.  He/She is personally known to me or has produced __________________________ as identification.

My Commission Expires:

__________________________________

Notary Public

_________________________________________

Name of Notary typed or printed

[Signature Page for First Amendment to Credit Agreement]

ATLANTIC-PACIFIC, LLC, an Indiana

limited liability company

By:

/s/ Robert Rosinski____________________

Name:

Robert Rosinski

Title:

Managing Member

STATE OF ____________

)

  SS.

COUNTY OF ____________

)

The foregoing instrument was acknowledged before me this ___ day of ___________, 2015 by _________________, who is the _________________ of Atlantic-Pacific, LLC, on behalf of such entity.  He/She is personally known to me or has produced __________________________ as identification.

My Commission Expires:

__________________________________

Notary Public

_________________________________________

Name of Notary typed or printed

[Signature Page for First Amendment to Credit Agreement]

LENDER:

TCA GLOBAL CREDIT MASTER FUND, LP

By:

TCA Global Credit Fund GP, Ltd.

Its:

General Partner

By:

/s/ Robert Press___________________

Robert Press, Director

REVISED DISCLOSURE SCHEDULES